UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023

Baudax Bio, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-39101	47-4639500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2470

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.01	BXRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

EXPLANATORY NOTE

On July 5, 2023, Baudax Bio, Inc., a Pennsylvania corporation (the “Company”), filed a Current Report on Form 8-K announcing that on June 29, 2023 (the “Effective Date”), the Company had acquired TeraImmune, Inc., a Delaware corporation (“TeraImmune”) pursuant to that certain Agreement and Plan of Merger, dated as of the Effective Date (the “Merger Agreement”) by and among the Company, Bounce Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“First Merger Sub”), Bounce Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Second Merger Sub”), and TeraImmune. This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed on July 5, 2023 (the “July 2023 Form 8-K”) to provide the Company’s Business Section and Risk Factors Section.

The text of the July 2023 Form 8-K, as amended by Amendment No. 1 filed on July 31, 2023, is incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the July 2023 Form 8-K.

Item 8.01.
Other Events.

The Company has updated the description of its Business and Risk Factors to provide updates relating to its merger with TeraImmune, each of which were included in the Company’s preliminary proxy statement on Schedule 14A filed on July 31, 2023 and are filed herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Important Additional Information and Where to Find It

Baudax Bio, Inc., its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Baudax Bio’s shareholders in connection with the matters to be considered at Baudax Bio’s 2023 Special Meeting of Shareholders. Information regarding the names of Baudax Bio’s directors and executive officers and their respective interests in Baudax Bio by security holdings or otherwise can be found in Baudax Bio’s proxy statement for its 2023 Annual Meeting of Shareholders, filed with the SEC on April 28, 2023. To the extent holdings of Baudax Bio’s securities have changed since the amounts set forth in Baudax Bio’s proxy statement for the 2023 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Baudax Bio intends to file a proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies from Baudax Bio shareholders in connection with the matters to be considered at Baudax Bio’s 2023 Special Meeting of Shareholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in Baudax Bio’s proxy statement for its 2023 Special Meeting of Shareholders, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AS WELL AS ANY OTHER DOCUMENTS FILED BY BAUDAX BIO WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain copies of the proxy statement, any amendments or supplements to the proxy statement, the accompanying proxy card, and other documents filed by Baudax Bio with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Baudax Bio’s corporate website at https:// https://www.baudaxbio.com/news-and-investors.com or by contacting Baudax Bio’s Investor Relations at Baudax Bio, Inc., 490 Lapp Road, Malvern, PA 19355 or by calling Baudax Bio’s Investor Relations at (484) 395-2440.

Item 9.01.
Financial Statements and Exhibits.

(d)
Exhibits

EXHIBIT INDEX

Exhibit Number	Description
99.1	Business Section of Baudax Bio, Inc.
99.2	Risk Factors of Baudax Bio, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2023	Baudax Bio, Inc.

	By:	/s/ Gerri A. Henwood
	Name:	Gerri A. Henwood
	Title:	President and Chief Executive Officer